Exhibit 99

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                            WFMBS MORTGAGE LOAN POOL
          20-YEAR THROUGH 30-YEAR 3/1 CMT INTERMEDIATE RELATIONSHIP ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-T
                            POOL PROFILE (7/20/2004)

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                                          --------------    --------------------
                                             3/1 POOL            Tolerance
                                          --------------    --------------------
AGGREGATE PRINCIPAL BALANCE                 $197,000,000            (+/- 10.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Aug-04                     N/A
INTEREST RATE RANGE                       3.000% - 3.875%                    N/A
GROSS WAC                                          3.718%         (+ / - 15 bps)
WEIGHTED AVERAGE SERVICE FEE                    25.0 bps
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      351          (+/- 3 months)

WALTV                                                 61%          (maximum +7%)

CALIFORNIA PERCENT                                    80%          (maximum +7%)
SINGLE LARGEST ZIP CODE PERCENT                        3%          (maximum +3%)

AVERAGE LOAN BALANCE                            $552,573      (maximum +$50,000)
LARGEST INDIVIDUAL LOAN BALANCE               $3,684,367    (maximum $4,000,000)

CASH OUT REFINANCE PERCENT                             8%          (maximum +7%)

PRIMARY RESIDENCE PERCENT                             92%          (minimum -7%)

SINGLE FAMILY DETACHED PERCENT                        84%          (minimum -7%)

FULL DOCUMENTATION PERCENT                            49%          (minimum -7%)

WA FICO                                              736            (minimum -7)

UNINSURED > 80% LTV PERCENT                            0%          (maximum +5%)

RELOCATION PERCENT                                     0%          (minimum -3%)

GROSS MARGIN                                       2.750%          (+ / - 7 bps)

GROSS LIFECAP                                      9.713%         (+ / - 15 bps)

WA MONTHS TO NEXT ROLL                                28        (+ / - 5 months)

INTEREST ONLY PERCENT                                  0%          (maximum +7%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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                            WFMBS MORTGAGE LOAN POOL
          20-YEAR THROUGH 30-YEAR 3/1 CMT INTERMEDIATE RELATIONSHIP ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-T
                               PRICING INFORMATION
                            POOL PROFILE (7/20/2004)
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COLLATERAL                            Mortgage Loans Index off the One Year CMT.

                       None of the Mortgage Loans have a convertibility feature.

                                 Generally, the Mortgage Loans have a 2% Initial
                                   Rate Cap & 2% for each Adjustment thereafter.

                      Generally, the Mortgage Loans have a 6% Lifetime Rate Cap.

        Generally the loans include provision that allows for a rate increase if minimum relationship is not maintained with WF Bank

RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                Net WAC or Ratio Stripped/Variable

STRUCTURE



AAA STRUCTURE DUE DATE             11-Aug-04                             9:00 AM

                               Structures received or changes to structures past
                                          the due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                    30-Aug-04

ASSUMED SUB LEVELS                                            AGG Assumed Level
Levels and Rating Agencies for                    AAA               2.70%
2004-T to be determined by                         AA               1.20%
Wells Fargo.                                        A               0.70%
These levels are for bid purposes only.           BBB               0.50%
They are not a trade stipulation.                  BB               0.30%
Any change in actual levels will not result         B               0.10%
in price changes.

             Note:  AAA Class will be rated by two rating agencies.
             AA through B Classes will be rated by one rating agency.
             Additional tranche ratings will be paid for by the sub underwriter.

NOTE:  Please note the following specifics of the 2004-T structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as
Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured
  ------------------------------------------------------------------------------
  Homes.
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WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

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                            WFASC Denomination Policy
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
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Minimum          Physical      Book Entry
Type and Description of Certificates                                             Denomination    Certificates   Certificates
                                                                                   (1)(4)
-----------------------------------------------------------------------------------------------------------------------------

Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                              $25,000         Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                 $100,000         Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates    $100,000         Allowed        Allowed

Notional and Nominal Face IO                                                         (2)           Allowed        Allowed

Residual Certificates                                                                (3)           Required     Not Allowed

All other types of Class A Certificates                                              (5)             (5)            (5)

Class B (Investment Grade)                                                        $100,000         Allowed        Allowed

Class B (Non-Investment Grade)                                                    $250,000         Required     Not Allowed
-----------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)     100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)     Underwriter must obtain WFASC's approval.